Giga-tronics | gresham worldwide



Investor Conference Call – January 13, 2022

Forward Looking Statements

This presentation contains "forward-looking" statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements that are not historical facts, such as statements about our business outlook, forecast and strategy, opportunities, business goals and objectives, and statements about historical results that may suggest trends for our business. You should not rely on these forward-looking statements as they involve risks and uncertainties and may cause actual results to vary materially from the forward-looking statements.

Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties, including those related the expected benefits of the proposed transactions; statements concerning future operating results, revenues, growth, production or market share; any other statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. A number of important factors and uncertainties could cause actual results or events to differ materially from those described in these forward-looking statements, including without limitation: the failure to satisfy any of the conditions to the closing of the proposed transaction, including the required approvals of the Company's shareholders; the occurrence of any event or circumstance that could give rise to the termination of the Share Exchange Agreement (the "Agreement"); unexpected costs, charges or expenses resulting from the proposed transactions; our ability to successfully manage and integrate the combined business, delays with manufacturing and delivering our products; receipt or timing of future orders; cancellations or deferrals of existing orders; our need of additional financing and and other risks that are described in the reports of the Company filed the SEC, including but not limited to the risks described in the Company's Annual Report on Form 10-K for its fiscal year ended March 27, 2021, and that are otherwise described or updated from time to time in other filings with the SEC.

For more information regarding the risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements, as well as risks relating to our business in general, we refer you to the "Risk Factors" section of our most recent annual report on Form 10-K, which is available on the Securities and Exchange Commission's Web site at www.sec.gov and our website at www.giga-tronics.com These forward-looking statements are based on current expectations and the company assumes no obligation to update this information.

Giga-tronics | gresham worldwide

Giga-tronics Has Signed a Share Exchange Agreement With Gresham Worldwide

Creating a public company with scale positioned for growth in three attractive end markets

Expected Benefits to GIGA Shareholders

- **GIGA's Small Size Limits Rapid Growth**
  - Capital constraints
  - Management resources
  - Limited resources to grow inorganically

  Proposed Combination overcomes these limitations

- **32.3% Ownership** in company with
  - Combined LTM sales of $39.2M
  - Scale and needed resources

- **Drive Revenue Growth and Costs synergies**

  Grow capital base, plan uplist to NASDAQ
  - Leverage management expertise
  - Capitalize on
    - additional reach
    - cross-selling opportunities
    - operational synergies



Enertec Systems: Israel
LTM Sales: $10.3M

Giga-tronics
EW Test
LTM Sales: $2.1M

Electronic Warfare

Microphase Corp: CT
LTM Sales: $7.3M

MicroSource, Inc.
Excellence by Design
LTM Sales: $10.3M

RF Solutions RF Filters

Relec Electronics Ltd.
England
LTM Sales: $7M

Gresham Power Electronics
England
LTM Sales: $2.2M

Power Conversion

LTM Revenue (ending 9-30-2021) increases from $12.4M to $39.2M

Jonathan Read, Chief Executive Officer

- Seasoned CEO with experience running global business operations with specific expertise in raising capital, strengthening brands and building businesses

Timothy Long, Chief Operating Officer

- Versatile Executive with 40 years experience building businesses large and small with specific expertise in defense sector, operations management, corporate development, strategic communications, business planning, marketing and law

Robin Shaffer, Chief Innovation Officer

- Combines strong technical and business background with broad experience in wireless communications, power solutions, electronic applications and systems control

John Regazzi to stay on as needed and requested

Lutz Henckels to stay on as **Chief Financial Officer**


COMBINED COMPANY
45,000,000
40,000,000
35,000,000
30,000,000
25,000,000
20,000,000
15,000,000
10,000,000
5,000,000
-
CY19
CY20
CY21
CY22 FCST
MICROSOURCE +MICROPHASE
ENERTEC + EW TEST
POWER CONVERSION

It is rare to find a partner who has both a RF Filter business and an EW business

Targeting $3M EBITDA in CY22

	Post Combination			
	GIGA	GWW	Total	% Total
Ownership Ratio	32.26%	67.74%	100.00%	
Common Stock Equivalents	3,186,548	2,920,085	6,106,633	54.2%
Preferred Stock		3,960,042	3,960,042	35.2%
Options, Restricted Stock Grants, Warrants	446,255	749,626	1,195,881	10.6%
Fully-Diluted Shares Outstanding	**3,632,803**	**7,629,753**	**11,262,556**	**100.0%**

1. GIGA common stock includes 461,538 prefunded warrants
2. Giga preferred stock gets cashed out; GWW preferred stock is for majority shareholder "BitNile"

Synergies: GIGA & Gresham

- **Highly Synergistic**
  - Military core competency
  - Manufacturing expertise
  - Customer base
- **Microsource & Microphase**
  - Similar RF filter businesses
  - We will be **investing** in Microsource rather than just harvesting
- **Enertec & GIGA EW Test Business**
  - Share microwave up/down converter technology
  - Access to 42 engineers in Israel
  - More rapid innovation
  - Access to **Israel's** military market



Conclusion

- **Transforms scale** of public entity
  - May enable Uplist to major exchange
  - Grow capital base
- Well positioned in **three very attractive end markets**
  - Electronic Warfare
  - RF Solutions / Filters
  - Power Conversion
- **Highly synergistic** with **significant cross-selling opportunities** to drive organic growth

Giga-tronics | gresham worldwide



At current share price
combined business valued below revenue
and at modest multiple of potential future EBITDA

Thank You

Additional Information and Where to Find It

In connection with the proposed transaction, the Company will file relevant materials with the Securities and Exchange Commission (the "SEC"), including a preliminary proxy statement and definitive proxy statement or consent solicitation statement. THE COMPANY'S SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT OR CONSENT SOLICITATION MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THE MATERIALS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Shareholders of the Company will be able to obtain a free copy of these documents, when they become available, at the website maintained by the SEC at www.sec.gov or at www.gigatronics.com.

Additionally, the Company will file other relevant materials in connection with the Company's proposed acquisition of Gresham pursuant to the terms of the Share Exchange Agreement by and among the Company, BitNile and Gresham. The Company and its directors, executive officers and other members of its management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies or consents of the Company's shareholders in connection with the proposed acquisition. Shareholders of the Company may obtain more detailed information regarding the names, affiliations and interests of certain of the Company's executive officers and directors in the solicitation by reading the Company's most recent Annual Report on Form 10-K, which was filed with the SEC on June 25, 2021 and the amendment thereto, which was filed with the SEC on July 26, 2021. These documents are available free of charge at the SEC's website at www.sec.gov or by going to the Company's website at www.gigatronics.com. Information concerning the interests of the Company's participants in the solicitation, which may, in some cases, be different than those of the Company's shareholders.